IMPAIRMENT LOSS	6 Months Ended
Jun. 30, 2015
Property, Plant and Equipment [Abstract]
IMPAIRMENT LOSS
IMPAIRMENT LOSS

The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels and equipment may not be recoverable. During the six months ended June 30, 2015, the carrying value of the Companies vessels did not exceed their recoverable amount.

During the six months ended June 30, 2014, the Company identified three vessels held under capital lease where they believed that future cash flows for each vessel was less than the carrying value and, therefore, not fully recoverable. The Company recorded a vessel impairment loss of $56.2 million in the six months ended June 30, 2014. This loss relates to three vessels leased from Ship Finance and recorded as vessels under capital lease - Front Opalia ($18.5 million), Front Commerce ($17.0 million) and Front Comanche ($20.7 million). The impairment loss recorded on each vessel is equal to the difference between the asset's carrying value and estimated fair value. In July 2014, it was agreed that the leases on these vessels would be terminated, with expected termination in the fourth quarter of 2014 subject to normal closing conditions, and a 75% lease termination probability was assigned to these three vessels as of June 30, 2014 based on the status of discussions at that time.